Exhibit 99.1


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
REVENUE - FIRST QUARTER 2004
(in thousands, except %)


                                       Three months ended          Three months ended
                                             March 31,                  March 31,
                                    -------------------------  ---------------------------
                                        2004            %          2003            %
                                    ------------  -----------  ------------  ------------
COMPOSITION
------------------------------------
Revenues:
 Retirement Centers
   Independent living                   $35,682         32.7%      $33,019          34.2%
   Assisted living                       14,175         13.0%       12,188          12.6%
   Skilled Nursing                       19,633         18.0%       17,859          18.5%
   Ancillary Services (including
    Therapy)                             13,133         12.0%       10,470          10.9%
   Net Entry Fee Revenue                  2,665          2.4%        1,819           1.9%
                                    ------------  -----------  ------------  ------------
                                         85,288         78.1%       75,355          78.1%

 Freestanding Assisted Living
   Assisted living                       20,392         18.7%       18,049          18.7%
   Ancillary Services (including
    Therapy)                              2,271          2.1%        1,904           2.0%
                                    ------------  -----------  ------------  ------------
                                         22,663         20.8%       19,953          20.7%

 Total Resident and Healthcare
  Revenue                               107,951         98.9%       95,308          98.8%

 Management and Contract Services           424          0.4%          450           0.5%
 Reimbursed Expenses                        768          0.7%          688           0.7%
                                    ------------  -----------  ------------  ------------
                                          1,192          1.1%        1,138           1.2%
                                    ------------  -----------  ------------  ------------

 Total Revenues                        $109,143        100.0%      $96,446         100.0%



BY SOURCE
------------------------------------
 Private Pay                            $93,181         85.4%      $83,867          87.0%
 Medicare                                13,354         12.2%       10,119          10.5%
 Medicaid                                 2,608          2.4%        2,460           2.5%
                                    ------------  -----------  ------------  ------------
 Total                                 $109,143        100.0%      $96,446         100.0%



AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
SAME COMMUNITY RESULTS - FIRST QUARTER 2004
 ($'s in thousands)




 INCLUDING ENTRY FEE COMMUNITIES:
-------------------------------------
                                      Three months ended March 31,
                                     ------------------------------        $           %
                                           2004            2003         Change      Change
                                     --------------  --------------    ----------  ----------
Resident & Healthcare revenue             $101,287         $91,494        $9,793        10.7%
Community operating expense                 69,711          65,834         3,877         5.9%
                                     --------------  --------------    ----------  ----------
Community operating contribution           $31,576         $25,660         5,916        23.1%
Community operating margin                    31.2%           28.0%


# Locations                                     56              56
Avg. Occupancy                                91.8%           90.1%
Avg. Occupied Units                         10,049           9,845          $204         2.1%
Avg. Mo. Revenue/unit                        3,360           3,098           262         8.5%
Avg. Mo. Expense/unit                        2,312           2,229            83         3.7%
Avg. Mo. Operating Contribution/unit         1,047             869           179        20.6%


 EXCLUDING ENTRY FEE COMMUNITIES:
-------------------------------------
                                      Three months ended March 31,
                                     ------------------------------        $           %
                                           2004            2003         Change      Change
                                     --------------  --------------    ----------  ----------
Resident & Healthcare revenue              $70,388          63,944        $6,444        10.1%
Community operating expense                 46,909          45,039         1,870         4.2%
                                     --------------  --------------    ----------  ----------
Community operating contribution           $23,479         $18,905         4,574        24.2%
Community operating margin                    33.4%           29.6%


# Locations                                     50              50
Avg. Occupancy                                91.5%           89.9%
Avg. Occupied Units                          7,259           7,117          $142         2.0%
Avg. Mo. Revenue/unit                        3,232           2,995           237         7.9%
Avg. Mo. Expense/unit                        2,154           2,109            45         2.1%
Avg. Mo. Operating Contribution/unit         1,078             885           193        21.8%



* This table sets forth certain selected financial and operating data on a Same Community basis. "Same Community basis" refers to consolidated communities that were operated by the company throughout each of the periods being compared. One community with an expansion that opened in May 2003 and two communities that were acquired in August 2003 have been excluded from this presentation.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
ENTRY FEE COMMUNITIES - FIRST QUARTER 2004
 ($'s in thousands)




                                                 Q4 03         Q1 04
                                              -----------   -----------
Entry Fee Units:
  Total Units                                      2,066         2,066
  Occupancy                                         94.9%         95.4%
  Available Units                                    105            96


Resale Cash Flow Summary:
   # of Sales                                         78            69
   Gross Sales                                   $10,693       $10,257
   Net Sales after Refunds                         7,426         7,824


Entry Fee Unit Valuation: *
   Value of Available
    Units                                        $17,165       $15,666
   Total Unit Value                              328,895       328,895


* The EF Unit Valuation is based on current sale prices of the units. The Total Unit Value includes all units both sold and unsold within each community.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
SELECTED SEGMENT INFORMATION - FIRST QUARTER 2004
 ($'s in thousands)



                                  RETIREMENT CENTER COMMUNITIES
--------------------------------------------------------------------------------------------------

                                         Q1 03       Q2 03       Q3 03       Q4 03       Q1 04
                                      ----------- ----------- ----------- ----------- ------------
Resident and healthcare revenue          $75,355     $76,673     $79,307     $81,390      $85,288
Community operating expense               51,297      52,079      55,414      55,096       56,791
                                      ----------- ----------- ----------- ----------- ------------
Community operating contribution          24,058      24,594      23,893      26,294       28,497
Community operating margin                  31.9%       32.1%       30.1%       32.3%        33.4%


Ending Occupancy                           7,969       8,009       8,560       8,397        8,374
Ending Occupancy %                          93.3%       93.4%       93.9%       94.6%        94.4%


Average Monthly Occupancy                  7,994       7,980       8,148       8,396        8,376
Monthly Revenue per unit                  $3,142      $3,203      $3,244      $3,231       $3,394
Monthly Operating Contribution per
 unit                                      1,003       1,027         977       1,044        1,134

NOTE: Includes Freedom Square for all periods presented. All periods have been reclassed to conform to this presentation.


                            FREE-STANDING ASSISTED LIVING COMMUNITIES
--------------------------------------------------------------------------------------------------

                                         Q1 03       Q2 03       Q3 03       Q4 03       Q1 04
                                      ----------- ----------- ----------- ----------- ------------
Resident and healthcare revenue          $19,953     $20,705     $21,227     $21,697      $22,663
Community operating expense               16,949      16,819      16,589      16,565       17,061
                                      ----------- ----------- ----------- ----------- ------------
Community operating contribution           3,004       3,886       4,638       5,132        5,602
Community operating margin                  15.1%       18.8%       21.8%       23.7%        24.7%


Ending Occupancy                           2,291       2,311       2,340       2,368        2,394
Ending Occupancy %                          80.9%       81.5%       82.6%       83.4%        84.3%


Average Monthly Occupancy                  2,282       2,298       2,316       2,357        2,384
Monthly Revenue per unit                  $2,915      $3,003      $3,055      $3,068       $3,169
Monthly Operating Contribution per unit      439         564         668         726          783



NOTE: Excludes two non-consolidated joint ventures. All periods have been reclassed to conform to this presentation.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
OTHER STATISTICS - FIRST QUARTER 2004


UNIT CAPACITY BY COMMUNITY TYPE
-----------------------------------

                                             Locations   Capacity
                                             ---------- ----------
Rental Retirement Centers:
   Owned-100%                                        3        523
   Leased                                           19      5,337
   Managed with purchase rights                      -          -
   Managed - other                                   3        713
                                             ---------- ----------
                                                    25      6,573

Entry Fee Retirement Centers:
   Owned-100%                                        4      1,721
   Leased                                            1        554
   Managed-Freedom Square                            1        735
   Managed-other                                     2        477
                                             ---------- ----------
                                                     8      3,487

Freestanding AL's:
   Owned-100%                                        9        869
   Owned-Joint Venture                               3        254
   Leased                                           21      1,879
                                             ---------- ----------
                                                    33      3,002

All Communities:
   Owned-100%                                       16      3,113
   Owned-Joint Venture                               3        254
   Leased                                           41      7,770
   Managed with purchase rights                      -          -
   Managed-Freedom Square                            1        735
   Managed-other                                     5      1,190
                                             ---------- ----------
                                                    66     13,062

Note: Leased communities include both operating and capital leases. Two of the three Owned-Joint Ventures are managed and are not consolidated . Freedom Square is managed and consolidated.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
FREE CASH FLOW - FIRST QUARTER 2004




 2004 Actual:
 ------------
 Loss from continuing operations                                            $(4,800)
 Adjustments to reconcile loss from continuing operations
     to net cash (used) provided by operating activities:
         Depreciation and amortization                                        8,432
         Interest accretion on bond conversions                                 196
         Amortization of deferred entrance fee revenue / term gains          (4,526)
         Proceeds from entrance fee sales, net of refunds                     7,553
         Amortization of deferred gain on sale-leaseback transactions        (2,546)
         Minority interest in earnings of consolidated subsidiaries             962
         Losses (gains) from unconsolidated joint ventures                      144
         (Gain) loss on sale of assets                                         (105)
                                                                         -----------
 Net cash (used) provided by continuing operations (before
     changes in assets and liabilities, exclusive of acquisitions
     and sale leaseback transactions                                          5,310

     Accrued but unpaid HCPI interest due at loan maturity                    1,988
     Adjustments for lease escalators and other accruals                      1,689
     Additions to land, building and equipment                               (4,665)
         Plus:  Development expenditures (funded separately)                    706
     Distributions to minority interest holders                              (1,068)
     Principal reductions in master trust liability                            (322)
                                                                         -----------

 Free cash flow before principal payments                                     3,638

     Principal payments on long-term debt, net of amounts paid
         as part of a refinancing transaction                                (2,506)

                                                                         -----------
 Free cash flow                                                              $1,132
                                                                         ===========


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands)


                                                                        March 31, June 30,  Sept. 30, Dec. 31, March 31,
                                                                           2003     2003     2003       2003     2004
                                                                       -------------------------------------------------
                                                                        Note (A)  Note (A)  Note (A)  Note (A)
ASSETS
Current assets:
 Cash and cash equivalents                                              $17,391   $13,242   $18,134   $17,192   $14,888
 Assets limited as to use                                                20,858    21,847    20,433    20,947    22,198
 Accounts receivable, net                                                15,238    14,155    15,485    14,902    15,956
 Inventory                                                                1,377     1,367     1,355     1,308     1,283
 Prepaid expenses                                                         4,163     2,903     4,315     3,900     4,959
 Deferred income taxes                                                    3,028     3,028     3,028     2,936     2,936
 Assets held-for-sale                                                    24,248    11,083    11,055     6,426     4,512
 Other current assets                                                     5,193     5,115     4,075    10,989     6,827
                                                                       --------- --------- --------- --------- ---------
   Total current assets                                                  91,496    72,740    77,880    78,600    73,559

Assets limited as to use, excluding amounts classified as current        21,680    21,492    22,241    22,654    22,377
Land, buildings and equipment, net                                      634,863   630,770   535,183   533,145   533,219
Notes receivable                                                         19,121    21,560    21,473    18,925    18,834
Goodwill                                                                 36,463    36,463    36,463    36,463    36,463
Leasehold acquisition costs, net                                         22,343    21,810    34,100    33,207    31,715
Other assets                                                             61,618    60,035    51,602    51,289    49,884
                                                                       --------- --------- --------- --------- ---------
   Total assets                                                        $887,584  $864,870  $778,942  $774,283  $766,051
                                                                       ========= ========= ========= ========= =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Current portion of long-term debt                                      $23,828   $19,635   $15,765   $16,215   $13,436
 Debt associated with assets held-for-sale                               11,910         -     7,000     7,000     2,300
 Accounts payable                                                         7,199     6,969     7,608     4,800     4,669
 Accrued interest                                                         5,446     4,823     2,098     3,330     3,029
 Accrued payroll and benefits                                             7,561     7,953     9,124    10,536     9,970
 Accrued property taxes                                                   6,413     8,103    10,549    10,742     6,142
 Other accrued expenses                                                   9,234     8,411     7,762     8,234     7,194
 Other current liabilities                                               13,720    12,916    15,328     9,140    10,951
                                                                       --------- --------- --------- --------- ---------
   Total current liabilities                                             85,311    68,810    75,234    69,997    57,691

Long-term debt, excluding current portion                               507,811   509,510   336,481   337,464   346,234
Convertible debentures                                                   15,956    12,880    12,821    10,856         -
Refundable portion of life estate fees                                   69,924    72,160    72,819    72,980    75,871
Deferred life estate income                                             132,773   133,148   136,162   139,813   139,559
Tenant deposits                                                           4,964     4,818     4,738     4,751     4,673
Deferred gain on sale-leaseback transactions                             26,764    25,940    95,073    92,596    90,050
Deferred income taxes                                                     3,806     3,993     3,806     5,360     5,360
Other long-term liabilities                                              12,327    12,475    14,405    17,774    19,577
                                                                       --------- --------- --------- --------- ---------
   Total liabilities                                                    859,636   843,734   751,539   751,591   739,015

Minority interest                                                        26,012    25,607    21,888    21,885    21,779

Shareholders' equity:
 Preferred stock, no par value; 5,000,000 shares authorized, no
  shares issued or outstanding                                                -         -         -         -         -
 Common stock, $.01 par value; 200,000,000 shares authorized                173       187       188       197       236
 Additional paid-in capital                                             145,706   148,768   148,873   150,896   160,107
 Retained earnings                                                     (143,942) (153,426) (143,546) (150,286) (155,086)
                                                                       --------- --------- --------- --------- ---------
   Total shareholders' equity                                             1,937    (4,471)    5,515       807     5,257
                                                                       --------- --------- --------- --------- ---------
   Total liabilities and shareholders' equity                          $887,584  $864,870  $778,942  $774,283  $766,051
                                                                       ========= ========= ========= ========= =========



Note (A): All 2003 periods shown have been restated to include the consolidation of a managed community under the variable interest entity rules as set forth in FIN 46 (Freedom Square), as well as reclassing three free-standing AL operations previously held-for-sale and accounted for as discontinued operations. See additional discussion below.

During 2003, new accounting literature expanded the interpretation regarding consolidation of variable interest entities. Under this literature, the Company consolidates any communities it manages for others if the Company has the unilateral ability to conduct the ordinary course of business of the subject communities and is the primary beneficiary of the managed entities' earnings or losses. As a result, beginning in 2004, the Company consolidates the results of a managed community (Freedom Square), and has restated all prior periods presented to conform to this presentation. During the three months ended March 31, 2004, the Company determined that three communities previously classified as held-for-sale and accounted for as discontinued operations would no longer be held- for-sale and accordingly, prior period amounts have been restated to conform to the fiscal year 2004 presentation.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share data)



                                           QTR         QTR        QTR       QTR       QTR
                                        MARCH 31,   JUNE 30,   SEPT 30,   DEC 31,    MARCH 31,
                                          2003        2003       2003       2003      2004
                                       -------------------------------------------------------
                                         Note (A)    Note (A)   Note (A)  Note (A)
Revenues:
  Resident and health care revenue        $95,308     $97,378  $100,534  $103,087    $107,951
  Management and development services
   revenue                                    450         383       338       351         424
  Reimbursable out-of-pocket                  688         613       529       318         768
                                       ----------- ----------- --------- ---------  ----------
   Total revenues                          96,446      98,374   101,401   103,756     109,143

Expenses:
  Community operating expense              68,246      68,898    72,003    71,661      73,852
  General and administrative                5,981       6,837     6,351     6,241       6,588
  Lease expense                            10,134      10,366    12,058    15,106      15,114
  Depreciation and amortization             6,831       6,969     6,918     6,149       6,913
  Amortization of leasehold acquisition
   costs                                      518         530       597       776         718
  Reimbursable out-of-pocket                  688         613       529       318         768
                                       ----------- ----------- --------- ---------  ----------
   Total operating expenses                92,398      94,213    98,456   100,251     103,953
                                       ----------- ----------- --------- ---------  ----------

   Operating income                         4,048       4,161     2,945     3,505       5,190

Other income (expense):
  Interest expense                        (14,317)    (14,590)  (14,978)   (9,685)     (9,701)
  Interest income                             697         892       636       537         602
  (Loss) gain on sale of assets               (58)         79    23,149       (17)        105
  Other                                        63         213      (256)      112         111
                                       ----------- ----------- --------- ---------  ----------
   Other (expense) income, net            (13,615)    (13,406)    8,551    (9,053)     (8,883)

   (Loss) income from operations
    before income taxes,
    and minority interest                  (9,567)     (9,245)   11,496    (5,548)     (3,693)

Income tax benefit                            130          64     1,361     1,106         145
                                       ----------- ----------- --------- ---------  ----------

   (Loss) income from operations before
    minority interest                      (9,697)     (9,309)   10,135    (6,654)     (3,838)

Minority interest in earnings of
 consolidated subsidiaries, net of tax     (1,273)       (175)     (256)      (85)       (962)
                                       ----------- ----------- --------- ---------  ----------

   Net (loss) income                     $(10,970)    $(9,484)   $9,879   $(6,739)    $(4,800)
                                       =========== =========== ========= =========  ==========


Basic (loss) earnings per share            $(0.63)     $(0.53)    $0.53    $(0.36)     $(0.23)
                                       =========== =========== ========= =========  ==========

Diluted (loss) earnings per share          $(0.63)     $(0.53)    $0.41    $(0.36)     $(0.23)
                                       =========== =========== ========= =========  ==========

Weighted average shares used for basic
 earnings per share data                   17,343      18,051    18,739    18,962      21,258
Effect of dilutive common stock
 options                                        -           -     5,839         -           -
                                       ----------- ----------- --------- ---------  ----------
Weighted average shares used for
 diluted earnings per share data           17,343      18,051    24,578    18,962      21,258
                                       =========== =========== ========= =========  ==========



Note (A): All 2003 periods shown have been restated to include the consolidation of a managed community under the variable interest entity rules as set forth in FIN 46 (Freedom Square), as well as reclassing three free-standing AL operations previously held-for-sale and accounted for as discontinued operations. See additional discussion below.

During 2003, new accounting literature expanded the interpretation regarding consolidation of variable interest entities. Under this literature, the Company consolidates any communities it manages for others if the Company has the unilateral ability to conduct the ordinary course of business of the subject communities and is the primary beneficiary of the managed entities' earnings or losses. As a result, beginning in 2004, the Company consolidates the results of a managed community (Freedom Square), and has restated all prior periods presented to conform to this presentation. During the three months ended March 31, 2004, the Company determined that three communities previously classified as held-for-sale and accounted for as discontinued operations would no longer be held-for-sale and accordingly, prior period amounts have been restated to conform to the fiscal year 2004 presentation.